UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________

FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 24, 2016

PBF LOGISTICS LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36446	35-2470286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2016, PBF Logistics LP (the “Partnership”), a subsidiary of PBF Energy Inc. ("PBF Energy"), announced that Thomas D. O’Malley will retire as a director and Chairman of the Board of PBF Logistics GP LLC, the general partner of the Partnership (the “General Partner”), effective as of June 30, 2016.  Thomas J. Nimbley, currently the Chief Executive Officer and a director of the General Partner, was elected by the Board of Directors as Chairman of the Board effective upon Mr. O’Malley’s retirement.  Mr. O’Malley has also retired as Executive Chairman of PBF Energy, effective as of June 30, 2016.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing the retirement of Mr. O’Malley is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, such press release shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated May 27, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PBF Logistics LP
		By:	PBF Logistics GP LLC, its general partner
Date:	May 27, 2016		By:	/s/ Trecia Canty
Trecia Canty Authorized Officer

Exhibits

Exhibit No.	Description

99.1	Press release dated May 27, 2016